      As filed with the Securities and Exchange Commission on September 25, 2000
                                      Registration No. 333-
                                                            --------------------

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                        Under the Securities Act of 1933


                                REHABILICARE INC.
             (Exact name of registrant as specified in its charter)

                         Minnesota                                                  41-0985318
 (State or other jurisdiction of incorporation or organization)        (I.R.S. Employer Identification No.)


                               1811 Old Highway 8
                           New Brighton, MN 55112-3493
          (Address, including zip code, of principal executive offices)


                                REHABILICARE INC.
                            1998 STOCK INCENTIVE PLAN
                            (Full title of the plan)


                                 David B. Kaysen
                             Chief Executive Officer
                                Rehabilicare Inc.
                               1811 Old Highway 8
                           New Brighton, MN 55112-3493
                                 (651) 631-0590
 (Name, address and telephone number, including area code, of agent for service)

                                    Copy to:
                             Thomas O. Martin, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                          Minneapolis, Minnesota 55402
                                 (612) 340-2600


                         CALCULATION OF REGISTRATION FEE

==============================================================================================================
                                                   Proposed                Proposed
  Title of                                         maximum                 maximum
securities                 Amount to               offering                aggregate               Amount of
  to be                        be                  price per               offering              registration
registered                 Registered              share(1)                price(1)                   fee
--------------------------------------------------------------------------------------------------------------
Common Stock
($.10 par value)           500,000                  $ 3.03125            $1,515,625.00           $ 400.00
==============================================================================================================


(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c), based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on September 21, 2000.


================================================================================

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

       Pursuant to General Instruction E of Form S-8, this Registration Statement on Form S-8 relates to the registration of 500,000 additional shares of Common Stock to be issued by the Registrant pursuant to its 1998 Stock Incentive Plan (the "Plan"). The Registrant hereby incorporates by reference the contents of its previously filed Registration Statement on Form S-8 relating to the Plan (Commission File No. 333-48155).

Item 3.    Incorporation of Documents by Reference.


       The following documents which have been filed with the Securities and Exchange Commission (the "Commission") by Rehabilicare Inc. (the "Company") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), are incorporated herein by reference:

       (a) The Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1999.

       (b) The Company's Quarterly Reports on Form 10-Q for the quarters ended September 30, 1999, December 31, 1999 and March 31, 2000, as amended on Form 10-Q/A filed on June 1, 2000.

       (c) The Company's Current Report on Form 8-K filed on August 3, 1999, as amended on Form 8-K/A filed on September 28, 1999, and the Company's Current Reports on Form 8-K filed on March 21, 2000 and April 24, 2000.

       (d) The description of the Company's capital stock contained in the Registration Statements filed pursuant to Section 12 of the Securities and Exchange Act of 1934, and any amendment or report filed to update such description filed subsequent to the date hereof and prior to the termination of the offering of the Common Stock offered hereby.

       All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold shall be deemed to be incorporated by reference herein and to be a part hereof from the respective dates of filing of such documents. Any statement contained herein or in a document all or part of which is incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.    Description of Securities.

       Not applicable.

Item 5.    Interests of Named Experts and Counsel.

       Not applicable.

Item 6.     Indemnification of Directors and Officers.

       Section 302A.521, subd. 2, of the Minnesota Statutes requires the Company to indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person with respect to the Company, against judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding with respect to the same acts or omissions if such person (1) has not been indemnified by another organization or employee benefit plan for the same judgments, penalties or fines; (2) acted in good faith; (3) received no improper personal benefit, and statutory procedure has been followed in the case of any conflict of interest by a director; (4) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (5) in the case of acts or omissions occurring in the person's performance in the official capacity of director or, for a person not a director, in the official capacity of officer, board committee member or employee, reasonably believed that the conduct was in the best interests of the Company, or, in the case of performance by a director, officer or employee of the Company involving service as a director, officer, partner, trustee, employee or agent of another organization or employee benefit plan, reasonably believed that the conduct was not opposed to the best interests of the Company. In addition, Section 302A.521, subd. 3, requires payment by the Company, upon written request, of reasonable expenses in advance of final disposition of the proceeding in certain instances. A decision as to required indemnification is made by a disinterested majority of the Board of Directors present at a meeting at which a disinterested quorum is present, or by a designated committee of the Board, by special legal counsel, by the shareholders, or by a court.

       The Company's Bylaws provide for the indemnification of members of the Board of Directors and the Company's officers for certain liabilities and costs incurred by them in connection with the performance of their duties, including the administration of the Plans. This indemnification may include indemnification for liabilities arising under the Securities Act of 1933.

       The Company maintains a directors' and officers' insurance policy.


Item 7.    Exemption from Registration Claimed.

       Not applicable.

Item 8.    Exhibits.

       4.1 Restated Articles of Incorporation (Incorporated by reference to the Company's Form 10-Q for the quarter ended December 31, 1992, File No. 0-9407).

       4.2 Articles of Amendment to Articles of Incorporation (Incorporated by reference to Appendix E to the final prospectus included in Amendment No. 1 to the Company's Registration Statement on Form S-4 filed February 2, 1998, File No. 333-44139).

       4.3 By-Laws of the Company (Incorporated by reference to the Company's Form 10-Q for the quarter ended December 31, 1992, File No. 0-9407).

       5.1 Opinion of Dorsey & Whitney LLP.

      23.1 Consent of Independent Auditors.

      23.2 Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).

      24.1 Power of Attorney (included on signature page to this Registration Statement).

Item 9.   Undertakings.

      (a)  The undersigned registrant hereby undertakes:

           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

      Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above will not apply if the Registration Statement is on Form S-3, Form S-8, or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or other controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Brighton, State of Minnesota, on the 25th day of September, 2000.

                                          REHABILICARE INC.


                                          By: /s/ David B. Kaysen
                                          -------------------------------------
                                          David B. Kaysen
                                          President, Chief Executive Officer
                                          and Director


                                POWER OF ATTORNEY

         The officers and directors of Rehabilicare Inc., whose signatures appear below, hereby constitute and appoint David B. Kaysen (with full power to act alone), the true and lawful attorney-in-fact to sign and execute on behalf of the undersigned, any amendment or amendments to this Registration Statement on Form S-8 of Rehabilicare Inc., and each of the undersigned does hereby ratify and confirm all that said attorney shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signature                                           Title                                     Date
              ---------                                           -----                                     ----
/s/ David B. Kaysen                         President, Chief Executive Officer and Director            September 25, 2000
-----------------------------------------   (principal executive officer)
David B. Kaysen

/s/ W. Glen Winchell                        Vice President of Finance and Chief Financial Officer      September 25, 2000
-----------------------------------------   (principal financial and accounting officer)
W. Glen Winchell

/s/ Robert C. Wingrove                      Chairman, Chief Technical Officer and Director             September 25, 2000
-----------------------------------------
Robert C. Wingrove


/s/ John H. P. Maley                        Director                                                   September 25, 2000
-----------------------------------------
John H. P. Maley


                                            Director                                                   September   , 2000
-----------------------------------------                                                                        --
Richard E. Jahnke


/s/ Frederick H. Ayers                      Director                                                   September 25, 2000
-----------------------------------------
Frederick H. Ayers


/s/ W. Bayne Gibson                         Director                                                   September 25, 2000
-----------------------------------------
W. Bayne Gibson


*By: /s/ David B. Kaysen
     ------------------------------------
     David B. Kaysen
     Attorney-in-Fact


                                  EXHIBIT INDEX

Exhibit
-------
 5.1    Opinion of Dorsey & Whitney LLP.

23.1    Consent of Independent Auditors.

23.2    Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).

24.1    Power of Attorney (included on signature page to this Registration Statement).